UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2002
                                                           -------------

                        NEW YORK COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-22278              06-1377322
-------------------------------  ----------------------   ----------------
(State or other jurisdiction of  Commission File Number  (I.R.S. Employer
incorporation or organization)                           Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K


Item 1.              Changes in Control of Registrant

                     Not applicable.

Item 2.              Acquisition or Disposition of Assets

                     Not applicable.

Item 3.              Bankruptcy or Receivership

                     Not applicable.

Item 4.              Changes in Registrant's Certifying Accountant

                     Not applicable.

Item 5.              Other Events

                     On July 17, 2002, New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, reported its earnings for the three and six months ended June 30, 2002, and provided its diluted GAAP EPS estimates for the full year 2002 and 2003.

Item 6.              Resignations of Registrant's Directors

                     Not applicable.

Item 7.              Financial Statements and Exhibits

                     (a) No financial statements of businesses acquired are required.

                     (b)  No pro forma financial information is required.

                     (c) Attached as an exhibit is the Company's second quarter 2002 earnings release including diluted GAAP EPS estimates for the full year 2002 and 2003.

Item 8.              Change in Fiscal Year

                     Not applicable.

Item 9.              Regulation FD Disclosure

                     Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    July 17, 2002                          NEW YORK COMMUNITY BANCORP, INC.
----------------------
        Date


                                           /s/ Joseph R. Ficalora
                                           ------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



99.1 Earnings release dated July 17, 2002 including diluted GAAP EPS estimates for the full year 2002 and 2003.